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WE DO THE WORK.(SM)



                                            ANNUAL REPORT 98

















                                        [MARSICO FUNDS LOGO]
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                                                     [PHOTO]


TABLE OF CONTENTS

Letter to the Shareholders                1

Overview Focus Fund                      12

Overview Growth & Income Fund            13

Schedule of Investments                  14

Statements of Assets and Liabilities     21

Statements of Operations                 22

Statements of Changes in Net Assets      23

Financial Highlights                     24

Notes to Financial Statements            25

Report of Independent Accountants        30

Shareholder Services                     31

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                                                              October 26, 1998


                          DEAR FELLOW SHAREHOLDERS,






THOMAS F. MARSICO

President and Portfolio Manager; Chairman and Chief Investment Officer of Marsico Capital Management, LLC. With over 18 years experience in investment management, Tom is well known for managing large capitalization, focused portfolios through a combination of macro analysis and individual stock selection.




We are pleased to present to you our first annual report of the Marsico Funds for the fiscal year ended September 30, 1998. The Funds, which were launched on December 31, 1997, significantly outperformed the S&P 500 Index for the nine months ended September 30. During that period, the Focus Fund gained 23.6%, while the Growth & Income Fund advanced by 15.4%. As a means of comparison, the S&P 500 Index, which we consider our primary equity benchmark, posted a return of 6.0%<F1>.

INVESTMENT REVIEW

The year began with large capitalization stocks showing signs that they would extend the streak of remarkable gains made from 1995-1997, a period in which the S&P 500 recorded an annualized return in excess of 31%. During the first quarter of 1998, the S&P 500 -- led by companies such as Coca-Cola, GE, and Microsoft -- produced a return of 13.9%. Our Funds, which favored the largest capitalization stocks with "global" franchises, performed extremely well. Focus Fund was up 23.1%, and Growth & Income Fund increased by 19.6%<F1>.


PERFORMANCE COMPARISON<F1>

Cumulative Returns since inception (12/31/97)


                                [Performance Graph]


Marsico Focus Fund               23.60%

Marsico Growth & Income Fund     15.40

S&P 500 Index                     6.00





                                                                         1


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During the second quarter, the investment landscape began to change somewhat.
Volatility returned to the market, and concern grew about possible interest rate increases by the Federal Reserve. U.S. stocks were mixed, with the S&P 500 gaining 3.3%. However, market leadership was very narrow; the 50 largest stocks accounted for most of the S&P's performance. The Russell 2000 Index -- a proxy for the performance of small capitalization companies -- declined by nearly 5% in the quarter. As in the first quarter, our Funds benefited from strong stock selection. Particular standouts included Lucent Technologies, MediaOne Group, Home Depot, and Microsoft. Focus Fund and Growth & Income Fund produced strong returns of 11.7% and 9.5%, respectively, for the quarter<F1>.

     The strong nine-month returns highlighted earlier were achieved during the year's first six months. In the third quarter, the U.S. stock market (as measured by the S&P 500) sharply reversed course and posted a decline of 9.9% -- its worst quarter since 1990. The loss was actually even more severe prior to a rally in September; for the two-month period in July and August, the S&P 500 declined by more than 15%. Our Funds were not unscathed; the returns for Focus Fund and Growth & Income Fund fell by 10.1% and 11.8%, respectively, for the third quarter<F1>.

     A remarkable series of events unfolded during the third quarter, the majority of which created uncertainty and caused stock prices worldwide to come under tremendous pressure. These included: possible Presidential impeachment proceedings in the United States, continued economic malaise in Japan, protracted financial turmoil in Asia and many other emerging markets, the emergency bail-out of a major hedge fund, profit warnings from many U.S. corporations, the collapse of the Russian ruble, and growing concern about a possible global credit crunch. While not all of these events were "new" per se, the cumulative force of all of them seemingly reaching a




L. KENT MOORE

Senior Analyst and Portfolio Manager of Marsico Capital Management, LLC. Kent plays an integral role in the investment process focusing primarily on companies in the technology and energy arenas. His experience in running companies makes him particularly adept at analyzing financial statements as well as management expertise.


2
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crescendo at the same time created an environment in which stocks rapidly became unattractive to many investors.

     While our third quarter performance was negative, it generally was in-line with the overall market as represented by the S&P 500 Index. A number of our larger holdings registered strong gains during the quarter, including Warner Lambert, Time Warner, MediaOne Group, and Microsoft. Companies such as Cisco Systems and Pfizer, while posting modestly negative returns, still outperformed the S&P 500 by a wide margin and helped provide a measure of downside protection.

     The Funds' results also were helped by a timely reduction in our financial services positions. Specifically, we sold several global financial services stocks in late August. These sales were spurred by our concern over perceived global market weakness and the companies' exposure to emerging markets. The trades allowed us to avoid some of the severe price declines subsequently experienced by these companies' stocks.

     We moved cautiously in reinvesting proceeds from the sales of our financial holdings. We initiated investments in select regional banks that appeared to have little or no foreign lending,




[PHOTO]


LOOKING FOR STRONG NUMBERS AND STRONG MANAGEMENT

"Our ideal company is one with solid growth potential, a strong balance sheet to help carry the business through good times and bad, and excellent management.

     "Our approach to evaluating companies, in essence, is a mosaic of quantitative and qualitative factors. Understanding the numbers is a critically important part of our process and helps drive our assessment regarding the sustainability of a company's earnings prospects. Ultimately, however, we will not invest in a company without having conviction in the management team. Experience, motivation, leadership and the ability to execute can sometimes be difficult to quantify precisely, yet these attributes are vital to our investment decision-making.

     "Over time, our research methods enable us to develop a feel for companies, grounded in both qualitative and quantitative analysis. We are able to ferret out good ideas and decide whether or not to buy and when it's time to sell."



                                                                              3
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

solid balance sheets, and strong managements. Pharmaceutical (e.g., Warner Lambert, Pfizer) and consumer-related stocks (e.g., Coca-Cola Enterprises) continued to be important positions in the Funds. The cable and media sectors were two additional areas that we felt had the ability to produce consistent year-over-year earnings growth. We also owned several leading technology companies such as Microsoft, EMC Corporation, and Cisco Systems as of September 30, 1998.

     There were several areas of weakness in the Funds during the quarter ended September 30, most notably in the transportation sector. Ford Motor (which had been an outstanding performer for most of the year), Gulfstream Aerospace, and UAL, three of our more significant holdings, underperformed the market by a considerable margin and were prime reasons for the Funds' overall market-like results.

THE MARSICO APPROACH

The recent market turmoil underscores the importance of rigorous, hands-on company analysis -- the linchpin of the way we manage the Funds. We seek to invest in "tomorrow's growth stocks," i.e., companies that are experiencing a positive funda-




                                                                      [PHOTO]

SEARCHING FOR CREATIVITY, PASSION AND CONVICTION

"We are looking for investment ideas today that will be obvious to the investment community tomorrow. Part of the process of identifying leading companies is finding managements that possess certain important characteristics.

     "First, we're looking for creative managements that provide an environment where talented employees can flourish. Second, we want managers who run their businesses with conviction through good times and bad. And third, we look for managers who have passion for their businesses.

     "Our job also is to concentrate every day on the companies we follow so that there are few, if any, surprises. That's what gives us the conviction to stay with our best ideas."


4


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

JEFFRY S. STRAUSS

Senior Analyst and Portfolio Manager of Marsico Capital Management, LLC.
Jeff brings almost 20 years of experience to the Marsico Funds. Jeff specializes in companies that are undergoing positive fundamental change that is not reflected in the current stock price.




mental change that will lead to improved earnings growth but is not reflected in the current stock price.

     We start the process of assembling portfolios by assessing various economic, political and social factors. These include global trends, interest rates, inflation, the regulatory environment, and the competitive landscape. The "macro" observations help us form an overall strategic backdrop for our actual portfolio construction.

     Once we have formed a macroeconomic view, our goal is to think creatively in developing related investment themes, and then to target industries that we think will benefit from the trends we see occurring in the world. From there, we intensively analyze a variety of individual companies. Attributes we are seeking include: specific market expertise/dominance, franchise durability, pricing power, strong fundamentals (e.g., strong balance sheet, improving return on equity, ability to generate free cash flow), excellent management, and reasonable valuations in the context of projected growth rates. The end result is a portfolio of high quality, well-managed companies with the potential to produce above-average returns.

     We pride ourselves on both the breadth and depth of our company knowledge. We make extensive use of our worldwide network of contacts, including the chief executive officers and chief financial officers of many major corporations. But we don't just stop there. We also may talk with and evaluate company division heads, employees, customers, suppliers, distributors, and competitors. All of this effort is focused on one objective -- gaining as clear and well-grounded a picture of a company as possible.

     One of our most valuable research tools is the detailed earnings and cash flow models we maintain for many of the companies we follow. Each model is customized by individual company, and results from product-by-product and division-by-division analysis performed by our investment team. The models are



                                                                              5

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

intended to describe a company's past, present, and future. At bottom, they help us ascertain the slope of a company's growth curve. The models include extensive quantitative information. Equally important are detailed footnotes, which supplement the "numbers." These narratives reflect our updated interpretation of corporate data, and act as a diary of our thoughts about a company over time.

     In selecting stocks for the Funds, we think there is no substitute for direct, comprehensive, and disciplined analysis. We do not rely on computer-based screening techniques, ratio-driven analysis, or Wall Street research in order to generate investment ideas. We believe that our approach fosters creative, innovative thinking, which in turn leads us to promising areas that frequently are not well followed or well understood by other investors.

     In addition, we are firm believers in concentrating the Funds in our highest-conviction investment ideas. Each individual holding in the Funds has an important bearing on how well the Funds perform. On September 30, 1998, for example, in addition to cash and cash equivalents, the Focus Fund held 24 stocks and the Growth & Income Fund owned 36 equities and three bonds.

     While we own a relatively small number of stocks, we are highly conscious of the importance of prudent diversification. We do not focus on just one sector, but allocate investments across several different areas that, in our opinion, offer the most dynamic growth opportunities. So, while our portfolios are anchored by stable growth companies such as pharmaceutical firms, they also typically have representation in more aggressive growth companies -- such as technology and other fields -- and organizations undergoing a transformation (e.g., new product, new management team, acquisition) that we believe will vastly improve their earnings prospects. A good example of the latter category, in our judgment, is the cable/media sector.




JAMES A. HILLARY

Senior Analyst and Portfolio Manager of Marsico Capital Management, LLC.
Jim brings his broad exposure to different industries to the investment process. Jim has been instrumental in building and organizing an extensive database of financial models and other corporate information about companies the investment team is considering or has acquired.



6

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INVESTMENT OUTLOOK

Looking ahead, we continue to believe there are important strengths to build on in the U.S. economy that should augur well for financial markets over the long run. We have a Federal budget surplus for the first time in almost three decades. Technology is spurring productivity enhancements. Inflation and interest rates are low and trending lower. The U.S. employment rate is high. The consumer sector is strong. Moreover, when the Federal Reserve cut interest rates in September and October, it unequivocally signaled its willingness to assume a leadership position in addressing global financial concerns.

     While these positive factors may help to temper the recent market turmoil, we do anticipate that the U.S. stock market will continue to exhibit high levels of volatility. The various "macro" concerns outlined earlier, combined with the release of quarterly corporate earnings announcements, will place a premium on prudent stock selection, sound diversification, and the willingness to "stick with" a long-term time horizon. My team and I have recently met with the managements of virtually all the companies we own in order to reassess directly each company's earnings




[PHOTO]


SCRUTINIZING TOP-LINE AND BOTTOM-LINE GROWTH

"Our goal is to find companies with sustainable top-line and bottom-line growth. Once we've identified leading companies in industries that may benefit from trends we foresee in the macroeconomic environment, we rank those companies. Then, we further refine our list to top-tier companies with good managements in good businesses. If a closer look is warranted, we develop a comprehensive earnings and cash-flow model that scrutinizes the company's top-line and bottom-line growth prospects.

     "Next, we compare our results with Wall Street's expectations. If our research produces a different conclusion that gives us an edge, we are likely to make a big investment in the stock.

     "The models we maintain for many of our investments help us forecast the future. They provide a diary of the past. And they give us a means of stimulating and assessing ongoing dialogues with management."


                                                                              7

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

outlook. We believe that the companies we own in the Funds are high quality organizations, have sustainable earnings growth, offer unique or proprietary products, have solid underlying fundamentals, and are led by highly motivated, experienced managements capable of delivering in difficult market environments.

     At the Marsico Funds, our focus will always be on these kinds of superior companies, whose worth could eventually be recognized by other investors, even if markets continue to struggle in the short-term. The Funds have our undivided attention every single day.

     To keep in touch with our latest thinking and be up-to-date on your investment in the Marsico Funds, I encourage you to visit our website: www.marsicofunds.com. We think the information it provides will be useful for you.

     We appreciate the trust and confidence you have placed in us. You have our promise that we will continue to do the work. . . for you.

Sincerely,

                                                          /s/ Thomas F. Marsico

                                                              THOMAS F. MARSICO

                                          Chairman and Chief Investment Officer


[FN]
<F1> The Marsico Funds commenced operations on December 31, 1997. Returns for the Marsico Funds are based on net change in NAV and are unannualized, represent past performance and should not be considered as representative of future results. Performance figures for each of the three quarters and the nine month period for the Growth & Income Fund, and for the quarter ended March 31 for the Focus Fund, reflect fee waivers in effect. In the absence of fee waivers, total returns would be reduced. The investment return and principal value of an investment in the Marsico Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The results for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index. References to specific securities or industries should not be considered recommendations to buy or sell any securities.

THE INVESTMENT PROCESS

Marsico Capital Management's research process for the Funds incorporates many elements. Some are specific to the company whose stock we own, while others are more "macro"-oriented. We are constantly re-testing our original thesis for owning a company; these reappraisals are designed to reflect as many viewpoints and perspectives as possible. At times, we will uncover something new about a company that may cause us to fundamentally alter our opinion about it, or lead us to another investment.

The evaluation of Boeing Corporation is an example of the type of analytical process we apply continually to our investments. As our team members were evaluating a number of variables affecting Boeing, they began focusing on suppliers to Boeing, such as Cytec Industries, Honeywell, and AlliedSignal. Numerous discussions with these suppliers led us to believe that Boeing would experience production problems and that earnings would eventually be adversely affected. The position in Boeing was ultimately sold; we then began accumulating significant positions in the airline industry, an area that -- in our judgment -- offered compelling value and growth opportunities.

Close examination of the airline sector indicated to us that long-term industry dynamics had never been better. Many airlines were enjoying strong growth in their hubs and increased yields. Capacity was being redeployed to more profitable routes on relatively short notice. Jet fuel costs were low. And, domestic airlines were one of the few remaining industries with pricing stability -- a big plus in a potentially deflationary environment. Further, airlines were enormous generators of free cash flow, which could be used in a variety of ways -- debt paydowns, stock buybacks -- to create shareholder value. Finally, we believed airline stocks were substantially undervalued;
as a group, these stocks traded at substantial discounts to the overall market.

See graphical representation on following page.


                                                                              9

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INVESTMENT DECISION


MACRO INFLUENCES

Macro Influences appeared generally positive for Boeing. Factors such as lower oil prices, declining interest rates, and industry deregulation all suggested there would be strong demand for new airplanes. In addition, major carriers such as UAL had older aircraft, particularly 727s and DC-10s, which would need to be replaced.

                               [PHOTO]

SUPPLIERS

Suppliers of Boeing, on the other hand, indicated to us that Boeing was holding off on accepting previously ordered airplane parts/components. This suggested that Boeing's production was falling behind schedule, and that the company would complete far fewer planes than management anticipated.



                               [PHOTO]


MANAGEMENT

Management at Boeing was optimistic that the company would be able to meet an ambitious production schedule for manufacturing new planes.


                               [PHOTO]

10

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INDUSTRY FACTORS

Industry Factors, however, seemed less positive. The lack of new landing slots at major airports, coupled with the fact that most U.S. airlines were upgrading -- but not increasing -- their fleets, to us signaled potentially slowing demand for new planes.

                               [PHOTO]

CUSTOMERS

In addition, international customers whose business was disrupted by financial turmoil in Asia were beginning to cancel orders for new planes.

                               [PHOTO]

COMPETITORS

Finally, Boeing's sole competitor, Europe's government-subsidized Airbus, was selling planes at dramatically reduced prices and starting to take market share from Boeing.

                               [PHOTO]

                                                                             11

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OVERVIEW FOCUS FUND                          as of September 30, 1998


FUND OBJECTIVE
--------------------------------------------------------------------

The Focus Fund is a non-diversified fund that seeks long-term growth of capital.



GROWTH OF $10,000<F1>
--------------------------------------------------------------------

[GRAPH]




PERFORMANCE COMPARISON
-----------------------------------------
Marsico Focus Fund                   23.6%
-----------------------------------------
S&P 500 Index                         6.0
-----------------------------------------


TOTAL NET ASSETS
-----------------------------------------
9/30/98                      $858,256,658
-----------------------------------------


NET ASSET VALUE
-----------------------------------------
Net Asset Value per Share          $12.36
-----------------------------------------


TOP FIVE HOLDINGS
-----------------------------------------
EMC Corporation                      10.0%
-----------------------------------------
Time Warner Inc.                      8.2
-----------------------------------------
MediaOne Group, Inc.                  7.1
-----------------------------------------
Warner-Lambert Company                6.1
-----------------------------------------
Ford Motor Company                    5.7
-----------------------------------------


SECTOR ALLOCATION<F2>
-----------------------------------------
Technology                           27.4%
-----------------------------------------
Consumer Staples                     24.6
-----------------------------------------
Consumer Cyclicals                   15.7
-----------------------------------------
Health Care                          10.0
-----------------------------------------
Financials                            9.9
-----------------------------------------
Capital Goods                         8.0
-----------------------------------------
Transportation                        4.4
-----------------------------------------


[FN]
<F1> This chart assumes an initial investment of $10,000 made on December 31,
1997 (commencement of operations). Returns for the Marsico Funds are based on net change in NAV and are unannualized, represent past performance and should not be considered as representative of future results. Performance figures for each of the three quarters and the nine month period for the Growth & Income Fund, and for the quarter ended March 31 for the Focus Fund, reflect fee waivers in effect. In the absence of fee waivers, total returns would be reduced. The investment return and principal value of an investment in the Marsico Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


12

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OVERVIEW GROWTH & INCOME FUND               as of September 30, 1998


FUND OBJECTIVE
------------------------------------------------------------------------------
The Growth & Income Fund is a diversified fund that seeks growth of capital with a limited emphasis on income. Although the Fund normally invests at least 25% of its total assets in securities that have income potential, it emphasizes equity securities selected for their growth potential.



GROWTH OF $10,000<F1>
------------------------------------------------------------------------------
[GRAPH]



PERFORMANCE COMPARISON
-----------------------------------------
Marsico Growth & Income Fund         15.4%
-----------------------------------------
S&P 500 Index                         6.0
-----------------------------------------


TOTAL NET ASSETS
-----------------------------------------
9/30/98                      $263,519,207
-----------------------------------------


NET ASSET VALUE
-----------------------------------------
Net Asset Value per Share          $11.54
-----------------------------------------


TOP FIVE HOLDINGS
-----------------------------------------
Time Warner, Inc.                     5.2%
-----------------------------------------
EMC Corporation                       4.5
-----------------------------------------
Microsoft Corporation                 4.1
-----------------------------------------
MediaOne Group, Inc.                  4.0
-----------------------------------------
Warner-Lambert Company                3.5
-----------------------------------------


SECTOR ALLOCATION<F2>
-----------------------------------------
Technology                           23.1%
-----------------------------------------
Consumer Cyclicals                   21.0
-----------------------------------------
Consumer Staples                     15.3
-----------------------------------------
Financials                           13.5
-----------------------------------------
Health Care                          10.6
-----------------------------------------
Transportation                        7.3
-----------------------------------------
Capital Goods                         5.5
-----------------------------------------
Energy                                3.7
-----------------------------------------


[FN]
<F2> Sector weightings represent the percentage of the Funds' equity investments in certain general sectors. These sectors may include more than one industry. The Funds' portfolio composition is subject to change at any time.


                                                                             13
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
MARSICO FOCUS FUND                                            September 30, 1998

    SCHEDULE OF INVESTMENTS

                                         Number of   Market Value     Percent of
                                            Shares     in Dollars     Net Assets
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------

AEROSPACE AND DEFENSE
Gulfstream Aerospace Corporation<F*>     1,007,570    $40,554,693           4.72%
--------------------------------------------------------------------------------

AIRLINES
UAL Corporation<F*>                        556,265     36,052,925           4.20
--------------------------------------------------------------------------------

AUTOMOTIVE -- CARS & LIGHT TRUCKS
Ford Motor Company                       1,043,278     48,968,861           5.70
--------------------------------------------------------------------------------

BEVERAGES -- NON-ALCOHOLIC
Coca-Cola Enterprises Inc.                 957,958     24,188,439           2.82
--------------------------------------------------------------------------------

BREWERY
Anheuser-Busch Companies, Inc.             441,665     23,849,910           2.78
--------------------------------------------------------------------------------

CABLE TELEVISION
MediaOne Group, Inc.<F*>                 1,374,630     61,085,121           7.12
--------------------------------------------------------------------------------

COMPUTER SOFTWARE
Microsoft Corporation<F*>                  395,053     43,480,521           5.07
--------------------------------------------------------------------------------

COMPUTERS -- INFORMATION TECHNOLOGY
IMS Health Inc.                            346,241     21,445,302           2.50
--------------------------------------------------------------------------------

COMPUTERS -- MEMORY DEVICES
EMC Corporation<F*>                      1,500,375     85,802,695          10.00
--------------------------------------------------------------------------------

COMPUTERS -- MICRO
International Business Machines
Corporation                                213,591     27,339,648           3.18
--------------------------------------------------------------------------------

COSMETICS & TOILETRIES
L'OREAL                                     49,778     23,156,486           2.70
--------------------------------------------------------------------------------

CRUISE LINES
Carnival Corporation                     1,123,136     35,729,764           4.16
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES
Associates First Capital Corporation       652,955     42,605,314           4.96
--------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING OPERATIONS
General Electric Company                   319,134     25,391,099           2.96
--------------------------------------------------------------------------------




14

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

MARSICO FOCUS FUND                                            September 30, 1998

    SCHEDULE OF INVESTMENTS (CONTINUED)

                                         Number of   Market Value     Percent of
                                            Shares     in Dollars     Net Assets
--------------------------------------------------------------------------------

MEDICAL -- DRUGS
Pfizer Inc.                                289,749   $ 30,695,285           3.58%
Warner-Lambert Company                     688,936     52,014,668           6.06
                                                     ---------------------------
                                                       82,709,953           9.64
--------------------------------------------------------------------------------

MULTIMEDIA
Time Warner Inc.                           804,452     70,439,828           8.21
--------------------------------------------------------------------------------

NETWORKING PRODUCTS
Cisco Systems, Inc.<F*>                    688,170     42,537,508           4.96
--------------------------------------------------------------------------------

RETAIL -- APPAREL/SHOE
The Gap, Inc.                              223,987     11,815,314           1.38
--------------------------------------------------------------------------------

RETAIL -- BUILDING PRODUCTS
The Home Depot, Inc.                       575,329     22,725,495           2.65
--------------------------------------------------------------------------------

SUPER-REGIONAL BANKS
Norwest Corporation                        728,044     26,073,076           3.04
U.S. Bancorp                               347,247     12,348,971           1.44
                                                     ---------------------------
                                                       38,422,047           4.48
--------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT
Lucent Technologies Inc.                    73,502      5,076,232           0.59
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS (COST $827,524,811)               813,377,155          94.78
--------------------------------------------------------------------------------


PREFERRED STOCKS
--------------------------------------------------------------------------------

AUTOMOTIVE -- CARS & LIGHT TRUCKS
Porsche AG                                   5,777     10,032,217           1.17
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS (COST $10,084,388)              10,032,217           1.17
--------------------------------------------------------------------------------


                                                                  15

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

MARSICO FOCUS FUND                                            September 30, 1998

    SCHEDULE OF INVESTMENTS (CONTINUED)

                                        Principal/   Market Value     Percent of
                                            Shares     in Dollars     Net Assets
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------

SSgA Money Market Fund                      65,088   $     65,088           0.00%
--------------------------------------------------------------------------------

Federal Home Loan Bank,
4.95%, 10/1/98                         $18,000,000     18,000,000           2.10
--------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(COST $18,065,088)                                     18,065,088           2.10
--------------------------------------------------------------------------------


TOTAL INVESTMENTS (COST $855,674,287)                 841,474,460          98.05

Other Assets less Liabilities                          16,782,198           1.95
                                                     ---------------------------

NET ASSETS                                           $858,256,658         100.00%
--------------------------------------------------------------------------------





                                                       <F*>Non-income producing.
                                              See notes to financial statements.


16

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

MARSICO GROWTH & INCOME FUND                                  September 30, 1998

    SCHEDULE OF INVESTMENTS

                                         Number of   Market Value     Percent of
                                            Shares     in Dollars     Net Assets
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------

AEROSPACE AND DEFENSE
Gulfstream Aerospace Corporation<F*>       191,916    $ 7,724,619           2.93%
--------------------------------------------------------------------------------

AIRLINES
Delta Air Lines, Inc.                       64,823      6,304,037           2.39
UAL Corporation<F*>                         75,815      4,913,760           1.87
                                                      --------------------------
                                                       11,217,797           4.26
--------------------------------------------------------------------------------

APPLICATIONS SOFTWARE
PeopleSoft, Inc.<F*>                       124,825      4,072,416           1.54
--------------------------------------------------------------------------------

AUTOMOTIVE -- CARS & LIGHT TRUCKS
Chrysler Corporation                       106,882      5,116,976           1.94
Ford Motor Company                         190,070      8,921,411           3.39
General Motors Corporation                  91,060      4,979,844           1.89
                                                      --------------------------
                                                       19,018,231           7.22
--------------------------------------------------------------------------------

BEVERAGES -- NON-ALCOHOLIC
Coca-Cola Enterprises Inc.                 133,474      3,370,219           1.28
--------------------------------------------------------------------------------

BREWERY
Anheuser-Busch Companies, Inc.             129,546      6,995,484           2.65
--------------------------------------------------------------------------------

BUILDING -- RESIDENTIAL/COMMERCIAL
M.D.C. Holdings, Inc.                      265,188      4,889,404           1.86
--------------------------------------------------------------------------------

CABLE TELEVISION
MediaOne Group, Inc.<F*>                   237,531     10,555,284           4.01
--------------------------------------------------------------------------------

COMPUTER SOFTWARE
Microsoft Corporation<F*>                   97,941     10,779,631           4.09
--------------------------------------------------------------------------------

COMPUTERS -- INFORMATION TECHNOLOGY
IMS Health Inc.                            119,448      7,398,310           2.81
--------------------------------------------------------------------------------

COMPUTERS -- MEMORY DEVICES
EMC Corporation<F*>                        208,900     11,946,469           4.53
--------------------------------------------------------------------------------

COMPUTERS -- MICRO
International Business Machines
Corporation                                 54,088      6,923,264           2.63
--------------------------------------------------------------------------------



                                                                 17



MARSICO GROWTH & INCOME FUND                                  September 30, 1998

    SCHEDULE OF INVESTMENTS (CONTINUED)

                                         Number of   Market Value     Percent of
                                            Shares     in Dollars     Net Assets
--------------------------------------------------------------------------------
CRUISE LINES
Carnival Corporation                       204,043    $ 6,491,118           2.46%
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES
Associates First Capital Corporation        80,144      5,229,396           1.98
--------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING OPERATIONS
General Electric Company                    70,327      5,595,392           2.12
--------------------------------------------------------------------------------

FINANCE -- CREDIT CARD
MBNA Corporation                           121,651      3,482,260           1.32
--------------------------------------------------------------------------------

FINANCE -- MORTGAGE LOAN BANKER
Fannie Mae                                  69,618      4,472,956           1.70
--------------------------------------------------------------------------------

HOTELS & MOTELS
Four Seasons Hotels, Inc.                   69,472      1,424,176           0.54
--------------------------------------------------------------------------------

MEDICAL -- DRUGS
Pfizer Inc.                                 72,429      7,672,947           2.91
Schering-Plough Corporation                 83,556      8,653,268           3.28
Warner-Lambert Company                     121,609      9,181,479           3.49
                                                      --------------------------
                                                       25,507,694           9.68
--------------------------------------------------------------------------------

MULTIMEDIA
Time Warner Inc.                           157,451     13,786,803           5.23
--------------------------------------------------------------------------------

NETWORKING PRODUCTS
Cisco Systems, Inc.<F*>                    114,544      7,080,282           2.69
--------------------------------------------------------------------------------

OIL COMPANIES -- INTEGRATED
British Petroleum Company PLC              102,510      8,943,997           3.39
--------------------------------------------------------------------------------

RADIO
Clear Channel Communications, Inc.<F*>      43,650      2,073,375           0.79
--------------------------------------------------------------------------------

RENTAL -- AUTO & EQUIPMENT
The Hertz Corporation                      174,418      7,216,545           2.74
--------------------------------------------------------------------------------

RETAIL -- APPAREL/SHOE
The Gap, Inc.                               89,092      4,699,603           1.78
--------------------------------------------------------------------------------

RETAIL -- BUILDING PRODUCTS
The Home Depot, Inc.                       173,946      6,870,867           2.61
--------------------------------------------------------------------------------



18

MARSICO GROWTH & INCOME FUND                                  September 30, 1998

    SCHEDULE OF INVESTMENTS (CONTINUED)

                                         Number of   Market Value        Percent
                                            Shares     in Dollars  of Net Assets
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS
Northern Trust Corporation                 113,714   $  7,760,980           2.95%
Norwest Corporation                        184,261      6,598,847           2.50
U.S. Bancorp                               139,502      4,961,040           1.88
                                                     ----------------------------
                                                       19,320,867           7.33
--------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT
Lucent Technologies Inc.                   109,037      7,530,368           2.86
--------------------------------------------------------------------------------

TRANSPORTATION -- RAIL
Kansas City Southern Industries, Inc.      182,380      6,383,300           2.42
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS (COST $244,161,306)               241,000,127          91.45
--------------------------------------------------------------------------------




                                  Principal Amount   Market Value        Percent
                                        in Dollars     in Dollars  of Net Assets
--------------------------------------------------------------------------------
CORPORATE BONDS
--------------------------------------------------------------------------------

BUILDING -- RESIDENTIAL/COMMERCIAL
M.D.C. Holdings, Inc., 8.375%, 2/1/08  $ 2,700,000      2,598,750           0.98
--------------------------------------------------------------------------------

RESORTS/THEME PARKS
Premier Parks, Inc., 12.000%, 8/15/03    2,400,000      2,604,000           0.99
--------------------------------------------------------------------------------

TOTAL CORPORATE BONDS
(COST $5,239,693)                                       5,202,750           1.97
--------------------------------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------

U.S. Treasury Bonds, 5.50%, 8/15/28     10,899,000     11,756,228           4.46
--------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
(COST $11,756,238)                                     11,756,228           4.46
--------------------------------------------------------------------------------



                                                                 19

MARSICO GROWTH & INCOME FUND                                  September 30, 1998

    SCHEDULE OF INVESTMENTS (CONTINUED)

                                        Principal/   Market Value     Percent of
                                            Shares     in Dollars     Net Assets
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------

SSgA Money Market Fund                      23,005   $     23,005           0.01%
--------------------------------------------------------------------------------

Federal Home Loan Bank,
4.95%, 10/1/98                         $36,700,000     36,700,000          13.93
--------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(COST $36,723,005)                                     36,723,005          13.94
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $297,880,242)                 294,682,110         111.82

Liabilities less Other Assets                         (31,162,903)        (11.82)
                                                     ---------------------------

NET ASSETS                                           $263,519,207         100.00%
--------------------------------------------------------------------------------




                                                       <F*>Non-income producing.
                                              See notes to financial statements.


MARSICO FUNDS                                                 September 30, 1998

    STATEMENTS OF ASSETS AND LIABILITIES

                                                                        Growth &
                                                  Focus Fund         Income Fund
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------

Investments, at value (cost $855,674,287 and
   $297,880,242, respectively)                  $841,474,460        $294,682,110
Interest and dividends receivable                    201,897             206,898
Receivable for investments sold                   24,748,502          20,555,721
Receivable for capital stock sold                  3,237,230           2,341,762
Organizational expenses, net of
   accumulated amortization                          117,008             117,008
Prepaid expenses and other assets                    121,517              41,026
                                                --------------------------------

TOTAL ASSETS                                     869,900,614         317,944,525
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------

Payable for investments purchased                  5,735,060          53,218,545
Payable for capital stock redeemed                 4,600,812             795,585
Accrued investment advisory fee                      578,888             138,423
Accrued distribution fee                             200,107              59,828
Accrued expenses and other liabilities               529,089             212,937
                                                --------------------------------
TOTAL LIABILITIES                                 11,643,956          54,425,318
--------------------------------------------------------------------------------

NET ASSETS                                      $858,256,658        $263,519,207
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF
--------------------------------------------------------------------------------

Paid-in-capital                                 $912,084,861        $281,804,013
Accumulated net realized loss on investments     (40,064,112)        (15,144,125)
Accumulated net realized gain on foreign
   currency transactions                             433,914              57,257
Net unrealized depreciation on investments and
   foreign currency translations                 (14,198,005)         (3,197,938)
                                                --------------------------------

NET ASSETS                                      $858,256,658        $263,519,207
--------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.001 PAR VALUE
   (UNLIMITED SHARES AUTHORIZED)                  69,444,196          22,832,879

NET ASSET VALUE, REDEMPTION PRICE, AND
   OFFERING PRICE PER SHARE (NET ASSETS/
   SHARES OUTSTANDING)                          $      12.36        $      11.54


See notes to financial statements.

MARSICO FUNDS                                Period Ended September 30, 1998<F*>

    STATEMENTS OF OPERATIONS

                                                                       Growth &
                                                  Focus Fund         Income Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
--------------------------------------------------------------------------------

Interest                                        $  1,585,603        $    650,283
Dividends (net of $25,835 and $9,949 of
   non-reclaimable foreign withholding taxes)      2,338,610             598,844
                                                --------------------------------

TOTAL INVESTMENT INCOME                            3,924,213           1,249,127
--------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------

Investment advisory fees                           2,590,083             774,854
Distribution fees                                    761,789             227,898
Transfer agent fees and expenses                     565,809             194,772
Federal and state registration fees                  333,695             114,038
Printing and postage expenses                        110,314              35,320
Fund administration fees                             168,841              96,299
Custody and fund accounting fees                      95,468              52,745
Professional fees                                     53,346              53,346
Trustees' fees and expenses                           46,593              46,593
Amortization of organizational costs                  20,581              20,581
Miscellaneous                                          9,831               6,057
                                                --------------------------------

TOTAL EXPENSES                                     4,756,350           1,622,503
Less waiver of fees                                       --            (249,672)
Less expenses paid indirectly                        (18,219)             (5,442)
                                                --------------------------------

NET EXPENSES                                       4,738,131           1,367,389
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                 (813,918)           (118,262)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------

Net realized loss on investments                 (40,087,882)        (15,147,236)
Net realized gain on foreign currency
   transactions                                      433,914              57,257
Change in unrealized depreciation on
   investments and foreign
   currency translations                         (14,198,005)         (3,197,938)
                                                ------------        ------------

Net Loss on Investments                          (53,851,973)        (18,287,917)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                              $(54,665,891)       $(18,406,179)



                         <F*>From December 31, 1997 (commencement of operations).
                                               See notes to financial statements.


MARSICO FUNDS                                        Period Ended September 30, 1998<F*>

    STATEMENTS OF CHANGES
    IN NET ASSETS

                                                                               Growth &
                                                          Focus Fund         Income Fund
----------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------

Net investment loss                                   $     (813,918)       $   (118,262)
Net realized loss on investments                         (40,087,882)        (15,147,236)
Net realized gain on foreign currency transactions           433,914              57,257
Change in unrealized depreciation on investments
   and foreign currency translations                     (14,198,005)         (3,197,938)
                                                      ----------------------------------

Net decrease in net assets resulting from operations     (54,665,891)        (18,406,179)
----------------------------------------------------------------------------------------


CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------

Proceeds from sale of shares                           1,280,834,349         368,490,350
Redemption of shares                                    (367,961,800)        (86,614,964)
                                                      ----------------------------------

Net increase from capital share transactions             912,872,549         281,875,386
----------------------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS                             858,206,658         263,469,207


NET ASSETS
----------------------------------------------------------------------------------------

Beginning of period                                           50,000              50,000
                                                      ----------------------------------

END OF PERIOD                                         $  858,256,658        $263,519,207
----------------------------------------------------------------------------------------


TRANSACTIONS IN SHARES
----------------------------------------------------------------------------------------

Shares sold                                               97,469,724          29,846,080
Shares redeemed                                          (28,030,528)         (7,018,201)
                                                      ----------------------------------

NET INCREASE                                              69,439,196          22,827,879
----------------------------------------------------------------------------------------


<F*>From December 31, 1997 (commencement of operations)
See notes to financial statements.



MARSICO FUNDS                                        Period Ended September 30, 1998<F*>

    FINANCIAL HIGHLIGHTS

    For a Fund Share Outstanding Throughout the Period.

                                                                                Growth &
                                                          Focus Fund         Income Fund
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                        $  10.00            $  10.00

INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------

Net investment loss                                            (0.01)              (0.01)
Net realized and unrealized gains on investments                2.37                1.55
                                                            ----------------------------

Total from investment operations                                2.36                1.54
                                                            ----------------------------

NET ASSET VALUE, END OF PERIOD                                $12.36              $11.54
----------------------------------------------------------------------------------------

TOTAL RETURN<F1>                                               23.60%              15.40%



SUPPLEMENTAL DATA AND RATIOS
----------------------------------------------------------------------------------------

Net assets, end of period (000s)                            $858,257            $263,519
Ratio of expenses to average net assets, less
   waivers and before expenses paid indirectly<F2>, <F3>        1.56%               1.51%
Ratio of net investment loss to average net assets,
   net of waivers and expenses paid indirectly<F2>             (0.27)%             (0.14)%
Ratio of expenses to average net assets, before
   waivers and expenses paid indirectly<F2>                     1.56%               1.78%
Ratio of net investment loss to average net assets,
   before waivers and expenses paid indirectly<F2>             (0.27)%             (0.41)%
Portfolio turnover rate<F1>                                      170%                141%



<F1> Not annualized

<F2> Annualized

<F3> The ratio of Net Expenses to average net assets was 1.56% and 1.50% for the Focus Fund and the Growth & Income Fund, respectively. Net Expenses represent Total Expenses less waiver of fees and expenses paid indirectly.

                                        <F*>From December 31, 1997 (commencement of operations).
                                                              See notes to finanical statements.


MARSICO FUNDS                                        September 30, 1998

   NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION
-------------------------------------------------------------------------

The Marsico Investment Fund (the "Trust") was organized on October 1, 1997 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Focus Fund and the Growth & Income Fund (collectively, the "Funds") are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund that seeks long-term growth of capital by normally investing in a core position of 20-30 common stocks. The Growth & Income Fund is a diversified fund, as defined in the 1940 Act, that seeks long-term growth of capital with a limited emphasis on income. The Funds commenced operations on December 31, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation -- A security traded on a recognized stock exchange is valued at the last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current closing price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' investment adviser pursuant to guidelines established by the Board of Trustees.

(b) Organization Costs -- Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption.

(c) Expenses -- The Funds are charged for those expenses that are directly attributable to each fund, such as advisory and custodian fees. Expenses that are not directly attributable to a fund are typically allocated among the funds in proportion to their respective net assets. The Funds' expenses may be reduced by voluntary Advisory waivers and uninvested cash balances earning interest or credits. Such credits are included in Expenses Paid Indirectly in the Statement of Operations.

(d) Federal Income Taxes -- Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes.

(e) Distributions to Shareholders -- Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and Post-October capital losses. Accordingly, at September 30, 1998, reclassifications were recorded to decrease net investment loss by $813,918 and $118,262, decrease accumulated net realized loss on investments by $23,770 and $3,111 and decrease paid-in capital by $837,688 and $121,373 in the Focus and Growth & Income Funds, respectively.

(f) Forward Currency Transactions and Futures Contracts -- The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

        Forward currency contracts held by the Funds are fully collateralized by other securities. If held by the Funds, such collateral would be in the possession of the Funds' custodian. The collateral would be evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

        Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income. The change in net appreciation/depreciation of the payables and receivables is recorded as unrealized appreciation/depreciation on investments and foreign currency translations.

        Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end.

        Foreign-denominated assets and forward currency contracts may involve more
                                                                         27
    risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

        The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts, and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

(g) Other -- Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

3. INVESTMENT ADVISORY AGREEMENT
------------------------------------------------------------------------

The Funds have an agreement with Marsico Capital Management, LLC (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is compensated at the rate of 0.85% of the average daily net assets of each of the Focus and Growth & Income Funds. The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the expense limitation of 1.60% and 1.50% for the Focus and the Growth & Income Funds, respectively, until January 1, 1999. A fee of $249,672 was waived in the Growth & Income Fund. The Adviser has an agreement with the Funds that allows the Adviser the ability to seek reimbursement of any waivers made to its advisory fee, subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable voluntary expense limitations.

4. SERVICE AND DISTRIBUTION PLAN
-------------------------------------------------------------------------

The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund's average daily net assets.

5. INVESTMENT TRANSACTIONS
-------------------------------------------------------------------------

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended September 30, 1998 were as follows:


                                                                 Growth &
                                                Focus Fund    Income Fund
-------------------------------------------------------------------------
PURCHASE
U.S. Government                                         --   $ 11,756,238
Other                                       $1,471,447,701    416,499,825
SALES
U.S. Government                                         --             --
Other                                          594,208,304    151,953,272
-------------------------------------------------------------------------

The cost of securities on a tax basis for the Focus and Growth & Income Funds is $869,192,826 and $299,847,060, respectively. At September 30, 1998, gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:


                                                                 Growth &
                                                Focus Fund    Income Fund
-------------------------------------------------------------------------
Unrealized Appreciation                       $ 21,180,077   $  8,035,192
(Unrealized Depreciation)                      (48,898,443)   (13,200,142)
                                              ---------------------------

NET UNREALIZED DEPRECIATION
ON INVESTMENTS                                $(27,718,366)  $ (5,164,950)
-------------------------------------------------------------------------

At September 30, 1998, the Focus and Growth & Income Funds had deferred Post-October capital losses of $26,111,659 and $13,120,050, respectively. To the extent the Funds realize net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryovers.
                                                                         29

REPORT OF INDEPENDENT ACCOUNTANTS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE MARSICO INVESTMENT FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Marsico Focus Fund and the Marsico Growth & Income Fund (constituting The Marsico Investment Fund, hereafter referred to as the "Trust") at September 30, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period December 31, 1997 (commencement of operations) through September 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

Denver, Colorado
November 2, 1998

SHAREHOLDER SERVICES

WE LOOK FORWARD TO HEARING FROM YOU

BY TELEPHONE
------------------------------------------------------------------------

Please call us at 1-888-860-8686 with any questions. A Marsico Funds Representative is available 7 am to 7 pm (Central Time) Monday through Friday and our Automated Teleresponse Service is available 24 hours a day.

When you call you may choose from the following options:

1  TO HEAR DAILY PRICE INFORMATION

2  IF YOU ARE A CURRENT SHAREHOLDER, YOU MAY ACCESS THE FOLLOWING
   INFORMATION:

   1 For account inquiries, including your account balance and transaction history

   2  To request duplicate statements or order duplicate tax forms

   3 For Fund information, including general Fund descriptions, current Fund pricing and Fund performance

   4  To select another account

   5  To change your PIN number

3  IF YOU ARE INTERESTED IN THE MARSICO FUNDS OR WOULD LIKE TO ORDER
   INFORMATION.

   At any time during your call, press 0 for a Representative or * for the previous menu.

BY MAIL
------------------------------------

The Marsico Investment Fund
Sunstone Distribution Services, LLC
P.O. Box 3210
Milwaukee, WI 53201-3210


BY COURIER
------------------------------------

The Marsico Investment Fund
Sunstone Investor Services, LLC
207 East Buffalo Street, Suite 315
Milwaukee, WI 53202


DISTRIBUTOR
-------------------------------------

Sunstone Distribution Services, LLC,
Distributor
                                                                         31

Visit our website

There you'll find valuable information about the Marsico Funds:

*  Check the Funds' daily prices
*  Compare the Funds' performance against the S&P 500 Index
*  Find answers to the most commonly asked questions
*  Check out the top five holdings for the previous month
*  Read about Tom Marsico's outlook for the market


And soon, our new and improved website will be available where you can also:

*  Access your account, check your balances and transaction history
* Learn more about Tom Marsico, the team he works with and the investment process they use

www.marsicofunds.com

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MARSICO FUNDS
P.O. Box 3210, Milwaukee, WI 53201-3210         [MARSICO LOGO]
1-888-860-8686                               We do the work. (SM)